SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2010

TIME ASSOCIATES, INC.
(exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-59114	33-0730042
Commission File Number	IRS Employer Identification Number

4440 PGA Blvd. Suite 600 Palm Beach, FL	33410
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 720 2112

TIME LENDING CALIFORNIA, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Reorganization

Effective as of October 5, 2010, Time Associates, Inc., a Nevada corporation (the “Registrant”) entered into an agreement and plan of reorganization dated as of September 23, 2010 (the "Reorganization Agreement") with Healthient, Inc., a Nevada corporation ("Healthient") and Healthient shareholders.  In accordance with the terms and provisions of the Reorganization Agreement, the Registrant acquired Healthient in exchange for 43,618,356 newly issued "restricted" shares of common voting stock of the Registrant to the Healthient shareholders on a pro rata basis for the purpose of effecting a tax-free reorganization pursuant to sections 351, 354 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.  As a condition of the closing of the share exchange transaction, a majority shareholder of the Registrant cancelled all of his 188,572 shares.  In addition, as a condition of the closing of the transaction, the Registrant spun off its operating subsidiary, Time Marketing, Inc.  Pursuant to the terms of the Reorganization Agreement, each one (1) share of common stock of Healthient has been exchanged for three (3) shares of the Registrant's common stock.  Following the Closing Date, there were 43,778,433 shares of the Registrant's common stock outstanding. Immediately prior to the Closing, there were 160,077 shares issued and outstanding (assuming the cancellation of the shares held by the majority shareholder at the closing).

A copy of the Reorganization Agreement is filed with this report as Exhibit 2.1 and is incorporated by reference herein.  The foregoing description of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the stock purchase agreement.

ITEM 2.01.    Completion of Acquisition or Disposition of Assets

The Reorganization Transaction

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference with respect to the reorganization transaction by and between the Registrant and Healthient shareholders (the Reorganization") pursuant to the Reorganization Agreement, as that term is defined in item 1.01 above.

The foregoing description of the Reorganization does not purport to be complete and is qualified in its entirety by reference to the complete text of the Reorganization Agreement, which is filed as Exhibit 2.1 hereto, and incorporated herein by reference.

The Registrant  did not have any outstanding options or warrants to purchase shares of capital stock immediately prior to the closing of the Reorganization

The shares of  common stock issued to the Healthient shareholders in connection with the Reorganization (43,618,356) were not registered under the Securities Act, in reliance upon an exemption from registration provided by Section 4(2) and/or 4(6) under the Securities Act and Regulation D promulgated thereunder. These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Changes to the Business.  Prior to the closing of the Reorganization, the Registrant was engaged through our two divisions in the telemarketing for the insuranceagencies and direct mailing for mortgage companies.   Following the Reorganization, our business will be changed to direct sales company in the healthy snack food business.

Changes to the Board of Directors and Executive Officers.  Upon the closing of the Reorganization, there were no changes made to the Board of Directors or executive officers of the Registrant.  William Alverson, the majority shareholder of  the Registrant prior to the Reorganization is its director.  He is also a director of Healthient, Inc.   Katherine West, the President of the Registrant is also and remains, the President of Healthient, Inc.

Accounting Treatment. The Exchange is being accounted for as a reverse-merger and recapitalization.  The Registrant is the acquirer for financial reporting purposes and Healthient is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Exchange will be those of the Healthient and will be recorded at the historical cost basis of Healthient, and the consolidated financial statements after completion of the Exchange will include the assets and liabilities of Healthient and the Registrant, historical operations of the Registrant and operations of Healthient from the closing date of the Reorganization.  As a result of the Reorganization, Healthient became a wholly-owned subsidiary of the Registrant.

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Tax Treatment; Small Business Issuer. The Reorganization is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax free reorganization exemptions that may be available under the Code.  We have not obtained any opinion concerning the tax treatment of the Reorganization.

Following the Reorganization, the Registrant will continue to be a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by the SEC.

Description of  Healthient, Inc.

Healthient, Inc.  was incorporated under the laws of the State of Nevada on April 29, 2009 to be a direct sales company in healthy snack foods.  To date,  Healthient has not generated material revenues or earnings as a result of its activities. As a result of the Reorganization, Healthient became a wholly-owned subsidiary of the Registrant and the Registrant succeeded to the business of Healthient as its sole line of business.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information as of October 12, 2010 regarding the beneficial ownership of our common stock, taking into account the consummation of the Reorganization, by (i) each person or entity who, to our knowledge, owns more than 5% of our common stock; (ii) our executive officers; (iii) each director; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o  Time Associates, Inc., 4440 PGA Blvd. Suite 600 Palm Beach, FL 33410.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)

Mark Flanagan, Secretary	9,000,000	20.38%
Scott Kufus (2)	8,781,000	19.89%
William Alverson, Director (3)	5,250,000	11.89%
Katherine T. West, President and Director	5,250,000	11.89%
William Lindberg, Treasurer and CFO	100,000	*
Judy Red	3,750,000	8.49%
William D. West (4)	3,000,000	6.79%
All executive officers and directors as a group (four persons)	19,600,000	44.39%

 * less than 1%

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this report.

(1)      Based on 44,153,434 shares of our common stock issued and outstanding as of October 12, 2010.

(2)      address:  317 Wekiva Springs Road, #200, Longwood FL 32779

(3)      Mr. Alverson is entitled to additional 78,014 shares of common stock currently held by Messrs. Pope and La Puma under the terms of the Share Purchase Agreement upon the full payment of the $78,000 Note.  Upon transfer of such shares, Mr. Alverson’s beneficial ownership in the Registrant will increase to 12.17%.  Mr. Alverson is married to Ms. West.

(4)      address:  2191 Summerpark Ct., Thousand Oaks, CA 91362

Item 5.01	CHANGES IN CONTROL OF REGISTRANT.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.
As a result of the transaction described in Item 1.01, a change in control occurred with respect to the Registrant’s capital stock ownership.

Item 9.01	Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), (i) K. Brian Pybus, C.P.A, P.A. audited financial statements for the period from April 29, 2009 (Inception) to June 30, 2010, are filed in this Current Report on Form 8-K as Exhibit 99.1.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization dated as of September 23, 2010, by and among Time Associates, Inc., Healthient, Inc., and the shareholders of Healthient, Inc.

21	List of Subsidiaries

99.1	Brian Pybus, C.P.A., P.A. audited financial statements for the period from April 29, 2009 (Inception) to June 30, 2010

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 13, 2010	TIME ASSOCIATES, INC.

By: /s/ Katherine T. West
Katherine T. West
President

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